Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2476

Dividend Sustainability Portfolio 2026-2

Global Dividend Sustainability Portfolio 2026-2

INVESCO UNIT TRUSTS, SERIES 2477

Balanced Dividend Sustainability & Income Portfolio 2026-2

INVESCO UNIT TRUSTS, SERIES 2479

Financial Institutions Portfolio 2026-2

INVESCO UNIT TRUSTS, SERIES 2480

Dividend Sustainability Strategic Opportunity Portfolio 2026-2

INVESCO UNIT TRUSTS, SERIES 2485

New World Leaders Portfolio 2026-2

Supplement to the Prospectuses

As a result of a previously announced spinoff, your Portfolio received one share of Mobility Global Inc. for every one share of S&P Global Inc. held as of the close of business on June 15, 2026, the record date. Following the completion of this spinoff, your Portfolio now holds, and will continue to purchase, shares of both Mobility Global Inc. and S&P Global Inc.

Supplement Dated: July 1, 2026